SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                 May 27, 2004
______________________________________________________________________________
                       (Date of earliest event reported)



                               CFS Bancorp, Inc.
______________________________________________________________________________
             (Exact name of registrant as specified in its charter)



      Delaware                       000-24611            35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)  (IRS Employer
of incorporation)                                       Identification No.)



707 Ridge Road, Munster, Indiana                                    46321
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



                                  (219) 836-5500
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                                  Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)



ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1           Press Release dated May 27, 2004



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On May 27, 2004, CFS Bancorp, Inc. (the "Company") issued a press release announcing the engagement of Crow Chizek and Company LLC as the Company's independent accountants. For additional information, reference is made to the Company's press release dated May 27, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.






















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CFS BANCORP, INC.



Date: May 28, 2004       By:  /s/ Brian L. Goins
                              --------------------------------
                              Brian L. Goins
                              Vice President-Corporate Counsel
































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